RECOVERABLE TAXES	12 Months Ended
Dec. 31, 2021
Recoverable Taxes
RECOVERABLE TAXES

9.	RECOVERABLE TAXES

		Consolidated
	12/31/2021	12/31/2020
State Value-Added Tax	1,162,900	1,002,926
Brazilian federal contributions (1)	1,352,100	1,417,081
Other taxes	105,375	123,939
	2,620,375	2,543,946

Classified:
Current	1,655,349	1,605,494
Non-current	965,026	938,452
Total recoverable taxes	2,620,375	2,543,946
(1)	The accumulated tax credits arise basically from PIS and COFINS credits on purchases of raw materials used in production. The realization of these credits normally occurs through offsetting against domestic sales transactions and through offsetting against other federal taxes payable by the Company. As of June 2021, the Company had fully offset the PIS and COFINS credit balances referring to the period from 2001 to 2014, resulting from the exclusion of ICMS from the PIS and COFINS calculation basis, whose Injunction and Special Appeal filed in 2006, became final and unappealable on September 20, 2018.

In a judgment finalized on September 24, 2021, the Federal Supreme Court, with general repercussion, decided for the unconstitutionality of the levy of IRPJ and CSLL on amounts of interest on arrears at the SELIC rate received because of the repetition of undue tax payment. Although the decision is still pending publication, and the Company's specific lawsuit is still pending judgment, based on its best estimate to date CSN reassessed the judgment on this lawsuit, as required by IFRIC23 and recorded a credit in the amount of R$229 million. After the final and unappealable decision of the Company's legal action, these amounts will be considered in the tax assessments, in accordance with the Federal Tax Authorities of Brazil.

Accounting Policy

The balance of recoverable taxes maintained as current asset is expected to be offset in the next 12 months, as well as based on analysis and budget projection approved by Management. We do not foresee risks of non-realization of these tax credits.